Exhibit 10.6
Confidential treatment requested

Seattle Genetics, Inc.
22215 26th Avenue SE
Bothell, Washington 98021
(425) 489-4798 (Fax)

July 29, 1999

Bristol-Myers Squibb Company
P.O. Box 4000
Princeton, New Jersey 08543-4000

    This letter sets forth the agreement of Bristol-Myers Squibb Company ("BMS") and Seattle Genetics, Inc. ("SGI") to amend that certain License Agreement dated March 30, 1998 between BMS and SGI (the "Agreement") as set forth herein.

    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    1.  Section 5.2(b) is hereby amended to add the following phrase at the beginning of Section 5.2(b):

    "5.2(b) Except as set forth in subsections 5.2(i) and 5.2(j),..."

    2.  A new Section 5.2(i) relating to use of the peptidic linker technology is added to the Agreement, which shall read in its entirety as follows:

    "5.2(i) With respect to Products covered by Licensed Technology relating only to [*], at the rate of [*]%

    3.  A new Section 5.2(j) relating to use of BR96 technology is added to the Agreement, which shall read in its entirety as follows:

    "5.2(j) With respect to Products covered by Licensed Technology relating to the use of BR96 with any active agent other than [dox], at the rate of [*]%."

    4.  BMS hereby acknowledges and agrees that SGI has completed, to the satisfaction of BMS, all of the milestones set forth in Section 13.2 of the Agreement.

    5.  Table 5 of Exhibit A to the Agreement shall be amended to add the following U.S. Patent:

Application Number	Patent Number	Descriptions	License Type
	5,773,435	Prodrugs for betalactamase.	Exclusive

    6.  All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

[*]   Confidential treatment requested

    BMS and SGI, intending to be legally bound, have caused this Amendment to be executed by their authorized representatives below.

SEATTLE GENETICS, INC.
By:	/s/ H. PERRY FELL
Name:	H. Perry Fell
Title:	President
ACKNOWLEDGED AND AGREED TO:
BRISTOL-MYERS SQUIBB COMPANY
By: /s/ CHARLES LINZNER
Name:	Charles Linzner
Title:	Vice President and Senior Counsel
August 10, 1999